Exhibit 99.1

8-K Robert L.G. Watson will be presenting at the First Albany Capital Emerging Resource Plays Conference on July 19, 2006

Slide 1:	Abraxas Petroleum Corporation

First Albany Capital Emerging Resource Plays Conference

New York, NY, July 19, 2006

The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved. Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, environmental risks, competition, government regulation and the ability of the Company to meet its stated business goals.

Picture:	Pencil drawing of a drilling rig in an oil field

Slide 2:	Preamble...

Abraxas Petroleum Corporation

• AMEX: ABP
• Market capitalization ~ $200 million
• Enterprise value ~ $330 million

Natural gas (80%)

•	Operations in Texas and Wyoming
•	Proved Reserves: 104.7 Bcfe
•	3P Reserves: 303.6 Bcfe
•	Current Production: ~ 22 MMcfepd
•	~ 64,600 net undeveloped acres
•	> 10 year inventory of projects on existing leasehold
•	Proved RLI: > 17 years

Slide 3:	Oates SW...

Oates SW Field, Pecos County, Delaware Basin

Devonian field abandoned in the 1980’s

Re-develop using advanced technology

3 Primary Objectives: Devonian, Lower Wolfcamp, Woodford

+secondary objectives (Atoka, Upper Wolfcamp)

Picture:	Map of West Texas highlighting several ABP operated fields, namely Oates SW

Slide 4:	Land...

Hudgins Ranch

~ 12,000 acres, ~ 44% mineral interest owned, ~ 100% executive / surface rights

La Escalera

~ 1,200 acres leased (HBP)

La Escalera

Farmout from Petro-Hunt

~ 1,600 acres (produce to earn)

~ 640 acres (negotiating)

38 sq. miles proprietary 3-D

Abandoned wellbores (initially)

Total: 15,440 acres

Lease map of Oates SW detailing the above land position

Slide 5:	Primary Objectives...

Knowledge Order

Devonian

Lower Wolfcamp

Woodford

Cartoon of stacked horizons

Lower Wolfcamp ~ 12,500’

Woodford ~ 13,500’

Devonian ~ 14,000’

Slide 6:	Devonian...

Reservoir composition: Chert (Devonian-aged)

Depth: ~ 14,000’

Closure: Varying size structural traps

Reservoir thickness: 100 – 150’

3-D: Delineated productive closures / fault system

Penetrations: 14 vertical wells were drilled in the Oates SW Field to the Devonian and subsequently abandoned (4 dry) – with varying porosity – wells produced 0.5 – 2.5 Bcfe

Neighboring fields, Perry Bass & Oates NE (11 miles NE), averaged 3 & 10 Bcfe per well, respectively

Limiting factors: Stay above gas/water contact

Identified locations (in addition to activity to-date): 2 new drills, 5 re-entries

Completed (horizontal) well cost: $5 – 6 million (new drill), $2 – 3 million (re-entry)

Potential reserves: 2 – 5+ Bcfe per well

Slide 7:	Devonian...

Activity to-date

2003 –	Hudgins 34-2H (horizontal re-entry)
2005 –	La Escalera 1AH (horizontal new drill)
2006 –	Hudgins 37-1H (horizontal re-entry)
Elsinore Cattle 56 (vertical – returned to production)

Lease map of Oates SW detailing Devonian activity to-date

Hudgins 34-2H: < 1.0 MMcfepd
La Escalera 1AH: > 8.0 MMcfepd
Hudgins 37-1H: (completing)
Elsinore Cattle 56: ~ 0.2 MMcfepd

Slide 8:	Lower Wolfcamp...

Reservoir composition: Sandstone (Early Permian-aged)

Depth: ~ 10,800 – 12,500’

Deposit: Turbidite channel

Reservoir thickness: 50 – 750’

3-D: Two vertically separate and aerially restricted high-amplitude seismic events (LWA/LWB) with North/South alignment

Penetrations: One abandoned well at Oates SW penetrated the edge of the LWA seismic amplitude (Hudgins 38-1) with ~50 feet of sandstone (20’ over 10% porosity and 100 ohms)

Gomez Field (22 miles NE) produced 67 Bcfe from detrital Wolfcamp sediments on the flank of the underlying Gomez (Ellenburger) Field

Aerial extent (LWA): 1,700 acres (14 potential locations)

Aerial extent (LWB): 700 acres (dual LWA: 6 potential locations)

Completed (vertical) well cost: $3 – 4 million

Potential reserves: 2 – 4+ Bcfe per well

Slide 9:	Lower Wolfcamp...

Activity to-date

2006 – La Escalera 5-1 (vertical new drill)

Excerpt from 3-D seismic

Lease map of Oates SW detailing Lower Wolfcamp activity to-date

Hudgins 38-1: ~50 feet of LWA sandstone
La Escalera 5-1: (completing)

Slide 10:	Woodford...

Reservoir composition: Rich, black shale (Devonian-aged) with sandy, silty and dolomitic members

Depth: ~ 13,500’

Deposit: Blanket

Reservoir thickness: 350’

Penetrations: 15 vertical wells at Oates SW drilled through the Woodford, including 1 ABP new drill

Log analysis: NuTech petro-physically analyzed all logs at Oates SW and calculated ample hydrocarbon pore volume

Potential locations: > 190 locations (80 acre spacing)

Completed (horizontal) well cost: $4 – 6 million

Potential reserves: 2 – 4+ Bcfe per well

Slide 11:	Woodford...

Keys to Resource Gas (Shale) Plays:

Natural Parameters:

•	Formation thickness (h)
•	Total Organic Carbon (thermal maturity ~ 4 - 5%)
•	Vitrinite reflectance (dry gas window ~ 1.4 – 2.0 Ro)

Technical Processes:

• Horizontal wellbores
• Large hydraulic fracture treatments (large tubulars)
• Avoid faults (3-D, a must)
• Monitor fracture orientation and length

Business Sense:

•	Large acreage position
•	Large R&D budget
•	Stable (and relatively high) gas price

Slide 12:	Woodford...

Activity to-date

2005 – Hudgins 11-1 (vertical re-entry)

Upside: gained valuable reservoir knowledge

• dry gas window
• thermally mature
• reservoir thickness

Downside:

	•	re-entry wells have insufficient tubulars for effective fracture stimulation
	•	requires new horizontal wells
Plans:	Watch and Wait...

Lease map of Oates SW detailing Woodford activity to-date

Hudgins 11-1: Producing small amount of dry gas

Slide 13:	Woodford...

West Texas Shale Players: EOG, ECA, BR, KWK, SWN, RRC, PPP, K2X, CWEI, XTO, Reliance and Petro-Hunt

1.5 million estimated leased acres (1)

3 counties = 7.2 million acres

Map of Texas highlighting Culberson, Reeves and Pecos Counties in West Texas

EOG (building pipeline after positive test)
BR (flowing gas)
Petro-Hunt (flowing gas)

ABP: Nine Mile Draw Field, 2,350 net acres HBP and Oates SW Field ~ 15,000 acres

(1)	Source: Sanford C. Bernstein report dated 05/30/06

Slide 14:	What OATES SW means...

... to Abraxas

	Number of potential / identified locations	($MM) CapEx	Bcfe	F&D Costs ($/ Mcfe)
Devonian	7	20-27	14 – 35	$0.57 – 1.93
Lower Wolfcamp	14	42–56	28 – 56	$0.75 – 2.00
Woodford	190	760–1,140	380 – 760	$1.00 – 3.00
Total OATES SW	211	822 –1,223	422 – 851	$0.97 – 2.90

Slide 15:	APPENDIX...

Abbreviated Company Overview

Slide 16:	Appendix (Where We Came From)...

Bar & line chart from 1977 through 2005 detailing long-term debt, market cap and proved reserves at December 31st of each year:

1977 – Abraxas founded by Bob Watson
1991 – Rolled up MLP’s and went public (NASDAQ: AXAS)
1992-1994 – Acquired ~86 Bcfe for ~$54MM (funded with equity & bank debt)
1995 – Entered Canada
1996 – Acquired ~181 Bcfe for ~$169MM (funded with high-yield debt)
1997 – Equity Prospectus drafted – window shut before launch
1999 – 1st Restructuring; Delisted from NASDAQ
1999-2003 – Non-Core Asset Sales
2000 – Listed on AMEX (ABP)
2003 – 2nd Restructuring; Sold majority of Canada
2005 – Exited Canada (IPO)

Slide 17:	Appendix (How We Survived):

Quality Assets

•	Operational control (95%)
•	High ownership interest (79% WI)
•	High producing rates per well
•	Large acreage positions
•	Substantial upside

Plus, creative financial engineering and perseverance

Picture: The tortoise and the Hare

Slide 18:	Appendix (Where We Are Today)...

Abraxas Petroleum Corporation

• AMEX: ABP
• Market capitalization ~ $200 million
• Enterprise value ~ $330 million
• Options: CBOE and PCX

•	Fully diluted shares outstanding – 44.3 million
•	Average trading volume: > 500,000 shares per day

Natural gas (80%)

•	Operations in Texas and Wyoming
•	> 10 year inventory of projects on existing leasehold
•	Proved RLI: > 17 years

Line chart of ABP share price and NYMEX gas since January 2005

Slide 19:	Appendix (Areas of Operation)...

Proved Reserves – 104.7 Bcfe (1)

3P Reserves – 303.6 Bcfe (1)

Net Production ~ 22 MMcfepd (2)

Net Undeveloped Acres ~ 64,600 (3)

237 Identified (3P) Projects

221 Incremental Projects

Map of the United States highlighting Wyoming and Texas

Wyoming	10 wells (100% WI) (1)
1.5 Bcfe (Proved)
9.9 Bcfe (3P)
0.4 MMcfepd
45,800 NUA
29 projects (3P)
60 projects (incr)
Average depth: 9,000’
West Texas	165 wells (74% WI) (1)
73.0 Bcfe (Proved)
254.3 Bcfe (3P)
14.8 MMcfepd
17,600 NUA
175 projects (3P)
157 projects (incr)
Average depth: > 14,000’
South Texas	46 wells (93% WI) (1)
30.2 Bcfe (Proved)
39.4 Bcfe (3P)
6.8 MMcfepd
1,200 NUA
33 projects (3P)
4 projects (incr)
Average depth: > 11,000’
(1)	as of 12/31/05
(2)	current

(3) as of 12/31/05 (includes mineral interest)

Slide 20:	Appendix (Net Asset Value)...
		MM
Proved Reserves (1)		$311.9
Probable Reserves (2)		63.4
Possible Reserves (3)		161.2
Acreage, Land & Other (4)		12.8
Working Capital (5)		(6.1)
Debt (5)		(129.8)
Net Asset Value		$413.4
Fully Diluted Shares Outstanding (6)		44.3
NAV/Share		$9.33

Notes:

(1)	104.7 Bcfe of proved reserves (12/31/05) at SEC PV10 with realized prices of $56.92 / $8.84
(2)	27.4 Bcfe of probable reserves (12/31/05) at SEC PV10 with realized prices of $56.92 / $8.84
(3)	171.5 Bcfe of possible reserves (12/31/05) at SEC PV10 with realized prices of $56.92 / $8.84
(4)	12,775 surface acres, 49,135 net undeveloped acres, 300,000 GWE shares, 2 workover rigs & 22 vehicles
(5)	Balance sheet as of March 31, 2006
(6)	Treasury method

Slide 21:	Appendix (2006 Guidance)...

Production
Annual (Bcfe)	7.5 – 8.5
Exit Rate (MMcfe/d)	22 – 24
Price Differentials off NYMEX
Gas (%/Mcf)	15%
Oil ($/Bbl)	2.00
Production Taxes (% of Revenue)	10%
Direct Lease Operating Expenses ($/Mcfe)	1.10
G&A ($/Mcfe)	0.55
Interest ($/Mcfe)	2.00
D/D/A ($/Mcfe)	1.80
------------------------------------------------------------------------------
Capital Expenditures ($MM)	40.0*

*or 1x cash flow, whichever is lower

Guidance does not include non-cash and extraordinary items

Hedge position: 10,000 Mcf/d through January 2007 with $5.00-$7.00 floor

Slide 22:	Appendix (Summary)...

What:	Niche exploitation and production company
Why:	High quality assets with substantial upside
How:	Increase shareholder value through the drill bit, targeting conventional reservoirs & emerging resource plays

Slide 23:	www.abraxaspetroleum.com
Picture:	Hudgins Ranch, Delaware Basin, West Texas